EXHIBIT 10.44

AMENDMENT NO. 2 TO COLLABORATION EXPANSION AGREEMENT

This Amendment No. 2 (this “Amendment”) to the Collaboration Expansion Agreement (the “Agreement”) is made on December 6, 2018, by and among ABT Holding Company, a Delaware corporation (“ATHX”), Athersys, Inc., a Delaware corporation (“Athersys”), and HEALIOS K.K., a Japanese company (“Healios”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, ATHX, Athersys and Healios entered into the Agreement on June 6, 2018 and entered into Amendment No. 1 to the Agreement on August 31, 2018;
WHEREAS, pursuant to Section 10.6 of the Agreement, the Agreement may be amended, supplemented or modified in a writing signed by the Parties;
WHEREAS, on March 14, 2018, Athersys issued and sold Healios a warrant (as amended, the “Warrant”) to purchase up to 20,000,000 shares of the Company’s common stock, $0.001 par value per share; and
WHEREAS, the Parties desire to amend the Agreement as described below.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, ATHX, Athersys and Healios, pursuant to Section 10.6 of the Agreement, agree as follows:
1.    The first sentence of 5.3 of the Agreement is hereby amended and restated in its entirety as follows:
“During the period that begins on the Effective Date and ends on December 14, 2018 (“China ROFN Period”), ATHX hereby grants to Healios the exclusive right of first negotiation with respect to Athersys’ proprietary MultiStem stem cell technology, as follows.”
2.    Athersys and Healios acknowledge and agree that each reference in the Warrant to the “China ROFN Period” is to such term as defined in the Agreement as amended by this Amendment.

[Signature Page to Follow.]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

ABT HOLDING COMPANY

By:	/s/ Gil Van Bokkelen
Name: Gil Van Bokkelen
Title: Chairman & CEO

ATHERSYS, INC.

By:	/s/ Gil Van Bokkelen
Name: Gil Van Bokkelen
Title: Chairman & CEO

HEALIOS K.K.

By:	/s/ Hardy TS Kagimoto
Name: Hardy TS Kagimoto, MD
Title: Chairman & CEO

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